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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    November 17, 2007



                              Pharmion Corporation
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             (Exact name of registrant as specified in its charter)



        Delaware                   000-50447                  84-1521333
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(State or other jurisdiction     (Commission File            (IRS Employer
     of incorporation)                Number)             Identification No.)


2525 28th Street, Boulder, Colorado                                    80301
-----------------------------------                                    -----
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code     720-564-9100



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On November 17, 2007, the Board of Directors of Pharmion Corporation (the "Company") approved and adopted an amendment (the "Amendment") to the Pharmion Corporation Amended and Restated 2000 Stock Incentive Plan (the "Option Plan"). The Amendment provides that, for all option holders, unless otherwise provided for in such holder's employment agreement, in the event of a termination of a holder's employment (i) by the Company without "Cause" (as defined in the Option
Plan) or (ii) by such holder as a result of the Company's or its successors failure to provide such holder with "Comparable Employment" (as defined below), in either case, during the 12-month period commencing on and immediately following the date of the consummation of any of the following: (a) the Company is merged or consolidated with another corporation or entity such that after such merger or consolidation the Company is not the surviving entity or the ultimate parent of the surviving entity, (b) all or substantially all of the assets of the Company or the shares of common stock of the Company are acquired by another person or entity or (c) the reorganization or liquidation of the Company (each, a "Change of Control"), in any case in which the options issued under the Option Plan are assumed or continued, such holder shall be entitled to full vesting of such holder's unvested options. The term "Comparable Employment" is defined under the Amendment as a position with the Company (or its successor) on and following the consummation of a Change of Control which (i) does not result in a material reduction in scope, or material change in content, of such holder's duties and responsibilities, (ii) provides such holder with compensation and employee benefits (other than equity compensation) that are comparable in the aggregate to the greater of (x) those provided by the parent company of the Company (or its successor) to similarly situated employees of such parent company and (y) those provided by the Company to such holder immediately prior to the consummation of such Change of Control, and (iii) does not require such holder to relocate his principal business location beyond fifty
(50) miles from his principal business location immediately prior to the consummation of such Change of Control.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit
10.1 hereto and is incorporated herein by reference.

Additional Information about the Merger and Where to Find It

On November 18, 2007, the Company and Celgene Corporation ("Celgene") announced the signing of a merger agreement (the "Merger Agreement") that provides for the acquisition of the Company by Celgene (the "Merger") (See the Report on Form 8-K filed by the Company on November 19, 2007 and incorporated by reference herein).

This report shall not constitute an offer of any securities for sale. The Merger will be submitted to the Company's stockholders for their consideration. In connection with the Merger, Celgene and the Company intend to file relevant materials with the SEC, including the registration statement, the proxy statement/prospectus and other relevant documents concerning the Merger. Investors and stockholders of Celgene and the Company are urged to read the registration


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statement, proxy statement/prospectus and other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to the documents because they will contain important information about Celgene, the Company and the Merger. Stockholders of Celgene and the Company can obtain more information about the proposed transaction by reviewing the Form 8-K to be filed by Celgene and the Company in connection with the announcement of the entry into the Merger Agreement, and any other relevant documents filed with the SEC when they become available. The proxy statement/prospectus, the registration statement and any other relevant materials (when they become available), and any other documents filed by Celgene and the Company with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by directing a written request to: Celgene Corporation, 86 Morris Ave., Summit, New Jersey 07901, Attention: Investor Relations, or Pharmion Corporation, 2525 28th Street, Suite 200, Boulder, Colorado 80301, Attention: Investor Relations. Investors and stockholders are urged to read the proxy statement/prospectus, the registration statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Participants in Solicitations

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Merger. Information regarding the Company's directors and executive officers is available in the Company's proxy statement on Schedule 14 A for its 2007 annual meeting of stockholders, which was filed with the SEC on April 30, 2007. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.    Description
-----------    -----------

10.1 Amendment to the Pharmion Corporation 2000 Stock Incentive Plan (Amended and Restated effective as of December 6, 2006)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      PHARMION CORPORATION


 Date:  November 20, 2007             By: /s/ Steven N. Dupont
                                          --------------------------------------
                                            Name:   Steven N. Dupont
                                            Title:  Executive Vice President and
                                                    General Counsel


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

10.1 Amendment to the Pharmion Corporation 2000 Stock Incentive Plan (Amended and Restated effective as of December 6, 2006)